Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the quarterly report of Thomas Equipment, Inc. (the "Company") on Form 10-Q for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Luigi Lo Basso, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Dated: February 10, 2006                            By: /s/ LUIGI LO BASSO
                                                        ------------------------
                                                        Luigi Lo Basso
                                                        Chief Financial Officer